UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

Aditxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	82-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

737 N. Fifth Street, Suite 200 Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by Aditxt, Inc. (the “Company”) on a Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 10, 2022 and August 15, 2022, the Company entered into Securities Purchase Agreements (each, an “SPA”) with certain accredited investors (the “August Investors”) in connection with the issuance and sale of 10% Senior Secured Promissory Notes, shares of common stock as commitment fees, and warrants (the “August 2022 Warrants”) to purchase shares of the Company’s common stock. Effective August 31, 2022, the Company entered into a First Amendment and Waiver with each of the August Investors (the “August Amendment”). Pursuant to the August Amendment, the exercise price of the August 2022 Warrants was reduced to $0.15 per share and the Commencement Date (as defined in the SPA) was amended to mean the date on which the Company obtains shareholder approval for the issuance of any shares of common stock upon exercise of the August 2022 Warrants.

On August 31, 2022, Aditxt, Inc. (the “Company”) entered into an Agreement for the Purchase and Sale of Future Receipts (the “Agreement”) with a commercial funding source (the “Funder”) pursuant to which the Company agreed to sell to the Funder certain future trade receipts in the aggregate amount $288,000 (the “Purchased Amount”) for gross proceeds to the Company of $200,000, less origination fees of $20,000. Pursuant to the Agreement, the Company granted the Funder a security interest in all of the Company’s present and future accounts receivable in an amount not to exceed the Purchased Amount. The Purchased Amount shall be repaid by the Company in 20 weekly installments of approximately $14,400. In connection with the Agreement, the Company also issued a warrant to purchase 1,333,334 shares of the Company’s common stock.

The Warrant is exercisable for a period of five (5) years from period commencing on the Commencement Date (as defined therein) and ending on 5:00 p.m. eastern standard time on the date that is five (5) years after the date of issuance, at an exercise price of $0.15, subject to adjustment provided therein (including cashless exercise). The Company is prohibited from effecting an exercise of the Warrant to the extent that, as a result of such exercise, the holder of the Warrant together with the holder’s affiliates, would beneficially own more than 4.99% of the number of shares of Common Stock of the Company outstanding immediately after giving effect to the issuance of such shares. In addition, the sum of the aggregate number of shares of common stock that may be issued under the Warrant is limited to 19.99% of the Company’s then outstanding shares of common stock as of the date of issuance unless Shareholder Approval (as defined in the Agreement) is obtained to issue more than the 19.99%.

The foregoing description of the August Amendment, the Agreement and the Warrant is not complete and is qualified in its entirety by reference to the full text of the forms of the August Amendment, the Agreement and Warrant, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Warrant was issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder.

Item 5.07 Submission of Matters to Vote of Securities Holders

On September 7, 2022, Aditxt, Inc. held a special meeting of stockholders (the “Special Meeting) for the purpose holding a stockholder vote on Proposal 1 and 2 set forth below. A total of 22,585,888 shares of the Company’s common stock, out of a total of 55,368,553 shares of common stock issued and outstanding and entitled to vote, and the one share of the Company’s Series B Preferred Stock (the “Preferred Stock”) that was issued an outstanding and entitled to vote at the Special Meeting, each as of the record date for the Special meeting, were present virtually, or represented by valid proxy at the Special Meeting, constituting a quorum.

As previously described in in the Company’s Definitive Proxy Statement filed with the SEC on August 17, 2022 (the “Proxy Statement”), the holder of record of the one outstanding share of the Company’s Preferred Stock was entitled to 250,000,000 votes, had the right to vote only on Proposal 2, and such votes were counted in the same proportion as the shares of Common Stock voted on Proposal 2. Holders of the Company’s common stock were entitled to one vote per share on each proposal.

The following matters were voted upon by the stockholders at the Special Meeting, with the final voting results as follows:

Proposal 1. At the Special Meeting, the proposal to amend the Company’s amended and restated certificate of incorporation to increase the number of shares of authorized common stock from 100,000,000 to 150,000,000 was approved by the requisite vote of a majority of the Company’s issued and outstanding shares. The result of the votes were as follows:

For	Against	Abstain	Broker Non-Votes
8,416,269	2,758,998	140,135	11,270,486

Proposal 2. At the Special Meeting, the proposal to grant discretionary authority to the Company’s board of directors to (A) amend the Company’s certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1:5) to a maximum of a one-for-fifty (1-for-50) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (B) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders was approved by the requisite vote of a majority of the Company’s issued and outstanding shares. The result of the votes were as follows:

For	Against	Abstain	Broker Non-Votes
209,336,222	62,148,080	1,101,585	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Form of First Amendment and Waiver effective as of August 31, 2022
10.2	Form of Agreement for the Purchase and Sale of Future Receipts (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 3, 2022).
10.3	Form of Warrant
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: September 7, 2022	By:	/s/ Amro Albanna
Amro Albanna
Chief Executive Officer

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